                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
September 28, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-5 Trust
("Assignee"), CitiMortgage, Inc., a New York corporation ("CitiMortgage"), as master servicer of the Banc of America Funding 2006-5 Trust, JPMorgan Chase
Bank, National Association ("Chase Bank") and Chase Home Finance LLC, a limited liability corporation ("CHF").

      WHEREAS, pursuant to the Assignment, Assumption and Recognition Agreement,
dated June 30, 2006, among J.P. Morgan Mortgage Acquisition Corp. ("JPMMAC"), the Assignor, Chase Bank, and CHF (the "AAR"), which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Chase
Bank and CHF, and Chase Bank currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, CitiMortgage, Inc., as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator") and the Assignee, pursuant to which the Master
Servicer will supervise, monitor and oversee the servicing of the Mortgage
Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the AAR, and the mortgage loans delivered under such agreement by Chase Bank and CHF to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under and all obligations of the Assignor with respect to any mortgage loan subject to the AAR other than the
Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to CHF with respect to the AAR or the Mortgage Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, (i) the Mortgage Loan
            Purchase, Warranties and Servicing Agreement, dated as of January 1,
            2005, by and between CHF and the Assignor, as amended by the
            Amendment Reg AB, dated as of January 1, 2006, among CHF, Chase Bank and the Assignor (collectively, the "Purchase Agreement"), (ii) the
            AAR or (iii) the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase Agreement.
            The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the AAR or the Mortgage Loans; and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3.    From and after the date hereof, (i) Chase Bank and CHF shall note the transfer of the Mortgage Loans to the Assignee in their books and records,
(ii) Chase Bank and CHF shall recognize the Assignee as the owner of the
Mortgage Loans and (iii) notwithstanding anything to the contrary contained in
Section 11.01 of the Purchase Agreement or the AAR, Chase Bank shall service the
Mortgage Loans pursuant to the Mortgage Loan Purchase, Warranties and Servicing
Agreement, dated as of May 1, 2005, as amended by Amendment No. 1, dated as of
January 1, 2006, and as amended by that certain Regulation AB Compliance
Addendum, dated as of January 1, 2006 (collectively, the "Servicing Agreement"), each by and among the Assignor, Chase Bank and CHF, as modified by Section 10 hereof, for the benefit of the Assignee.

      4.    CHF and Chase Bank acknowledge that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement. Chase Bank shall create a separate
Custodial Account and a separate

                                        2

Escrow Account for the Mortgage Loans, each designated "Chase Home Finance LLC, as subservicer, for JPMorgan Chase Bank, N.A., as Servicer for U.S. Bank
National Association, as Trustee, in trust for registered holders of Banc of
America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-5."
The Master Servicer shall be authorized to enforce directly against CHF and
Chase Bank any of the obligations of CHF and Chase Bank to the Purchaser or its assignees provided for in the Servicing Agreement. All servicing reports prepared by Chase Bank shall be provided to the Master Servicer, and all remittances by Chase Bank shall be made to the account or accounts designated by the Master Servicer to Chase Bank in writing from time to time. Wire remittances shall be sent to:

            Bank Name:           CitiBank (West)
            Bank City/State:     Glendale, CA
            ABA Number:          321171184
            Account Name:        CMI MSD Clearing
            Account Number:      #070-4913896

      5.    Chase Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Chase Bank in
Sections 3.01 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, except with respect to Section
3.01(d), Section 3.01(i), Section 3.01(j), the last two sentences of Section
3.01(l), Section 3.01(m), the clause following the semicolon in section 3.01(n),
Section 3.01(o) and Section 3.01(p), (ii) that it has serviced each Mortgage
Loan in accordance with the terms of the Purchase Agreement or the AAR, (iii)
that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct. CHF hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of CHF in Sections 3.01 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, except with respect to Section 3.01(d), Section 3.01(i), Section 3.01(j), the
last two sentences of Section 3.01(l), Section 3.01(m), the clause following the semicolon in section 3.01(n), Section 3.01(o) and Section 3.01(p), (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

      6.    Chase Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      7.    In accordance with Sections 2.04 and 11.01 of the Servicing
Agreement, the Assignor hereby instructs Chase Bank, and Chase Bank hereby agrees, to release from its custody and deliver the contents of the Mortgage
File (as defined in the Servicing Agreement)

                                        3

for each Mortgage Loan to the Assignee, in its capacity as a custodian under the
Pooling Agreement, at the address set forth in Section 12 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the
Servicing Agreement).

      8.    Chase Bank hereby agrees that any repurchase or substitution of a
Mortgage Loan pursuant to Section 3.03 of the Purchase Agreement or the AAR be
done so in accordance with the provisions set forth in Section 2.02 of the
Pooling Agreement.

      9.    CHF and Chase Bank hereby agree to the following modifications to the Servicing Agreement solely with respect to the related Mortgage Loans:

      a.    Article I. The following definition is hereby added:

            Master Servicer: Any master servicer named in a pooling and servicing agreement in connection with any Securitization or other securitization transaction.

      b.    Section 3.01(a). In the first sentence of the first paragraph of
            Section 3.01(a) the phrase "is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware" is hereby deleted and replaced with the phrase "is a national banking association duly organized and existing under the laws of the United States of America."

      c.    Section 3.02. Section 3.02(uu) shall be deleted and replaced with the following:

            "No Mortgage Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost,"
            "threshold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), provided that any Mortgage
            Loan secured by a Mortgaged Property in Illinois characterized as a
            "threshold" loan shall not be a "high cost" loan unless it is characterized as "predatory" under applicable local law or (c) a
            "High Cost Loan" or "Covered Loan" as defined in the S&P LEVELS
            Glossary Version 5.6(b), Appendix E;"

      d.    Section 3.03. The second sentence of the second paragraph of Section
            3.03 is hereby deleted in its entirely and replaced with the following:

            "Any substitute Mortgage Loan shall, on the date of such
            substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution
            (or in the case of a substitution of more than one mortgage loan for a removed Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the removed Mortgage Loan;
            (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the removed Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one

                                        4

            year less than that of the removed Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and
            3.02; (v) be of the same type as the removed Mortgage Loan; (vi)
            have a Gross Margin not less than that of the removed Mortgage Loan;
            (vii) have the same Index as the removed Mortgage Loan; (viii) have a FICO score not less than that of the removed Mortgage Loan, (ix)
            have a Loan-to-Value Ratio not greater than that of the removed
            Mortgage Loan; (x) have a credit grade not lower in quality than that of the removed Mortgage Loan and (xi) have the same lien status as the removed Mortgage Loan."

      e.    Section 5.02. The second paragraph of Section 5.02 is hereby deleted in its entirety and replaced with the following:

            "Not later than the fifth (5th) Business Day of each month, the
            Seller shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit E-1, a monthly remittance advice in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such
            Remittance Date."

            The exhibits referenced in this Section 10(e) are attached to this
            Agreement as Exhibit B hereto.

      f.    Section 11.01. Section 11.01(a)(ii) is hereby modified to add the phrase "Pass-Through" after the phrase "one or more".

      g.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

      10.   In connection with any transfer of the Mortgage Loans to the
Assignee, each of CHF, Chase Bank and BAFC will pay all their own expenses in connection with negotiating the documents relating to such transfer and reviewing any applicable disclosure documents, provided that BAFC will pay any expenses incurred for professional fees of CHF's and Chase Bank's external accountants. With respect to any disclosure document containing servicing information of Chase Bank, BAFC shall have the right to directly engage
PricewaterhouseCoopers LLP to provide a comfort letter (which letter shall also include CHF as an addressee) regarding such servicing information and will pay the related fee at the time of closing of the transaction directly to
PricewaterhouseCoopers LLP.

      11.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans, the AAR and the Servicing
Agreement is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-5

                                        5

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans, the AAR and the Servicing Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

      The Master Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            CitiMortgage, Inc.
            4000 Regent Blvd., 3rd Floor
            Irving, Texas 75063
            Attention: Master Servicing Division

                               [Signatures Follow]

                                        6

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Bank of America, National Association,     Chase Home Finance LLC
Assignor

By:       /s/ Bruce W. Good                By:      /s/ Bruce J. Friedman
    ----------------------------------         ---------------------------------
Name:  Bruce W. Good                       Name:  Bruce J. Friedman
Title: Principal                           Title: Senior Vice President

JPMorgan Chase Bank, National              Banc of America Funding Corporation
Association

By:       /s/ Bruce J. Friedman            By:      /s/ Scott Evans
    ----------------------------------         --------------------------------
Name:  Bruce J. Friedman                   Name:  Scott Evans
Title: Vice President                      Title: Senior Vice President

U.S. Bank National Association,
Assignee

By:       /s/ Melissa A. Rosal
    ----------------------------------
Name:  Melissa A. Rosal
Title: Vice President

Acknowledged and Agreed as of the date first above written:

CitiMortgage, Inc., as Master Servicer

By:       /s/ Tommy Harris
    ----------------------------------
Name:  Tommy Harris
Title: Senior Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                       A-1

                                    EXHIBIT B

--------------------------------------------------------------------------------
EXHIBIT E-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                              DESCRIPTION                       DECIMAL    FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR              A unique number assigned to a loan by the
                               Servicer. This may be different than the
                               LOAN_NBR
--------------------------------------------------------------------------------------------------------------------
LOAN_NBR                       A unique identifier assigned to each loan by
                               the originator.
--------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                     Servicer Client Number
--------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by an
                               external servicer to identify a group of loans
                               in their system.
--------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME            First Name of the Borrower.
--------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME             Last name of the borrower.
--------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                   Street Name and Number of Property
--------------------------------------------------------------------------------------------------------------------
PROP_STATE                     The state where the property located.
--------------------------------------------------------------------------------------------------------------------
PROP_ZIP                       Zip code where the property is located.
--------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment is                  MM/DD/YYYY
                               due to the servicer at the end of processing
                               cycle, as reported by Servicer.
--------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was                    MM/DD/YYYY
                               filed.
--------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy was
                               filed.
--------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to the
                               bankruptcy filing.
--------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy has                  MM/DD/YYYY
                               been approved by the courts
--------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From Bankruptcy.                 MM/DD/YYYY
                               Either by Dismissal, Discharged and/or a
                               Motion For Relief Was Granted.
--------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved By                  MM/DD/YYYY
                               The Servicer
--------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A
                               Loan Such As;
--------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE         The Date The Loss Mitigation /Plan Is                         MM/DD/YYYY
                               Scheduled To End/Close
--------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually                      MM/DD/YYYY
                               Completed
--------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE           The date DA Admin sends a letter to the                       MM/DD/YYYY
                               servicer with instructions to begin
                               foreclosure proceedings.
--------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to Pursue                  MM/DD/YYYY
                               Foreclosure
--------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in a                 MM/DD/YYYY
                               Foreclosure Action
--------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is                       MM/DD/YYYY
                               expected to occur.
--------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                      MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                The amount a property sold for at the                 2       No commas(,) or dollar
                               foreclosure sale.                                             signs ($)
--------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of                   MM/DD/YYYY
                               the borrower.
--------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal possession of                MM/DD/YYYY
                               the property from the borrower.
--------------------------------------------------------------------------------------------------------------------

                                       B-1

--------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                              DESCRIPTION                       DECIMAL    FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------

LIST_PRICE                     The price at which an REO property is                 2       No commas(,) or dollar
                               marketed.                                                     signs ($)
--------------------------------------------------------------------------------------------------------------------
LIST_DATE                      The date an REO property is listed at a                       MM/DD/YYYY
                               particular price.
--------------------------------------------------------------------------------------------------------------------
OFFER_AMT                      The dollar value of an offer for an REO               2       No commas(,) or dollar
                               property.                                                     signs ($)
--------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin or                  MM/DD/YYYY
                               by the Servicer.
--------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE               The date the REO sale of the property is                      MM/DD/YYYY
                               scheduled to close.
--------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                  Classification of how the property is
                               occupied.
--------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE            A code that indicates the condition of the
                               property.
--------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE           The date a property inspection is performed.                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                 The date the appraisal was done.                              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                  The current "as is" value of the property             2
                               based on brokers price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL              The amount the property would be worth if             2
                               repairs are completed pursuant to a broker's
                               price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
--------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE             The circumstances which caused a borrower to
                               stop paying on a loan. Code indicates the
                               reason why the loan is in default for this
                               cycle.
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed With                  MM/DD/YYYY
                               Mortgage Insurance Company.
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                      No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed                     MM/DD/YYYY
                               Claim Payment
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On             2       No commas(,) or dollar
                               Claim                                                         signs ($)
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance                      MM/DD/YYYY
                               Company
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance             2       No commas(,) or dollar
                               Company                                                       signs ($)
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was                      MM/DD/YYYY
                               Issued By The Pool Insurer
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance Company        2       No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE    Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT           Amount of FHA Part A Claim Filed                      2       No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE     Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT      Amount HUD Paid on Part A Claim                       2       No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                      2       No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE     Date HUD Disbursed Part B Claim Payment                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT      Amount HUD Paid on Part B Claim                       2       No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------

                                       B-2

--------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                              DESCRIPTION                       DECIMAL    FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------

VA_CLAIM_FILED_DATE            Date VA Claim Was Filed With the Veterans                     MM/DD/YYYY
                               Admin
--------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE             Date Veterans Admin. Disbursed VA Claim                       MM/DD/YYYY
                               Payment
--------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT              Amount Veterans Admin. Paid on VA Claim               2       No commas(,) or dollar
                                                                                             signs ($)
--------------------------------------------------------------------------------------------------------------------

                                       B-3

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM-     Approved Assumption

      o   BAP-      Borrower Assistance Program

      o   CO-       Charge Off

      o   DIL-      Deed-in-Lieu

      o   FFA-      Formal Forbearance Agreement

      o   MOD-      Loan Modification

      o   PRE-      Pre-Sale

      o   SS-       Short Sale

      o   MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: CitiMortgage, Inc. will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply
CitiMortgage, Inc. with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       B-4

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

      --------------------------------------------------------------------------
      DELINQUENCY CODE          DELINQUENCY DESCRIPTION
      --------------------------------------------------------------------------
      001                       FNMA-Death of principal mortgagor
      --------------------------------------------------------------------------
      002                       FNMA-Illness of principal mortgagor
      --------------------------------------------------------------------------
      003                       FNMA-Illness of mortgagor's family member
      --------------------------------------------------------------------------
      004                       FNMA-Death of mortgagor's family member
      --------------------------------------------------------------------------
      005                       FNMA-Marital difficulties
      --------------------------------------------------------------------------
      006                       FNMA-Curtailment of income
      --------------------------------------------------------------------------
      007                       FNMA-Excessive Obligation
      --------------------------------------------------------------------------
      008                       FNMA-Abandonment of property
      --------------------------------------------------------------------------
      009                       FNMA-Distant employee transfer
      --------------------------------------------------------------------------
      011                       FNMA-Property problem
      --------------------------------------------------------------------------
      012                       FNMA-Inability to sell property
      --------------------------------------------------------------------------
      013                       FNMA-Inability to rent property
      --------------------------------------------------------------------------
      014                       FNMA-Military Service
      --------------------------------------------------------------------------
      015                       FNMA-Other
      --------------------------------------------------------------------------
      016                       FNMA-Unemployment
      --------------------------------------------------------------------------
      017                       FNMA-Business failure
      --------------------------------------------------------------------------
      019                       FNMA-Casualty loss
      --------------------------------------------------------------------------
      022                       FNMA-Energy environment costs
      --------------------------------------------------------------------------
      023                       FNMA-Servicing problems
      --------------------------------------------------------------------------
      026                       FNMA-Payment adjustment
      --------------------------------------------------------------------------
      027                       FNMA-Payment dispute
      --------------------------------------------------------------------------
      029                       FNMA-Transfer of ownership pending
      --------------------------------------------------------------------------
      030                       FNMA-Fraud
      --------------------------------------------------------------------------
      031                       FNMA-Unable to contact borrower
      --------------------------------------------------------------------------
      INC                       FNMA-Incarceration
      --------------------------------------------------------------------------

                                       B-5

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

      --------------------------------------------------------------------------
        STATUS CODE             STATUS DESCRIPTION
      --------------------------------------------------------------------------
             09                 Forbearance
      --------------------------------------------------------------------------
             17                 Pre-foreclosure Sale Closing Plan Accepted
      --------------------------------------------------------------------------
             24                 Government Seizure
      --------------------------------------------------------------------------
             26                 Refinance
      --------------------------------------------------------------------------
             27                 Assumption
      --------------------------------------------------------------------------
             28                 Modification
      --------------------------------------------------------------------------
             29                 Charge-Off
      --------------------------------------------------------------------------
             30                 Third Party Sale
      --------------------------------------------------------------------------
             31                 Probate
      --------------------------------------------------------------------------
             32                 Military Indulgence
      --------------------------------------------------------------------------
             43                 Foreclosure Started
      --------------------------------------------------------------------------
             44                 Deed-in-Lieu Started
      --------------------------------------------------------------------------
             49                 Assignment Completed
      --------------------------------------------------------------------------
             61                 Second Lien Considerations
      --------------------------------------------------------------------------
             62                 Veteran's Affairs-No Bid
      --------------------------------------------------------------------------
             63                 Veteran's Affairs-Refund
      --------------------------------------------------------------------------
             64                 Veteran's Affairs-Buydown
      --------------------------------------------------------------------------
             65                 Chapter 7 Bankruptcy
      --------------------------------------------------------------------------
             66                 Chapter 11 Bankruptcy
      --------------------------------------------------------------------------
             67                 Chapter 13 Bankruptcy
      --------------------------------------------------------------------------

                                       B-6

--------------------------------------------------------------------------------
EXHIBIT E-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME               DESCRIPTION                                           DECIMAL   FORMAT COMMENT                   MAX SIZE
------------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR          A value assigned by the Servicer to define a group              Text up to 10 digits                   20
                          of loans.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan by the                Text up to 10 digits                   10
                          investor.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the                       Text up to 10 digits                   10
                          Servicer. This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the file.  It is               Maximum length of 30 (Last,            30
                          not separated by first and last name.                           First)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest       2      No commas(,) or dollar signs           11
                          payment that a borrower is expected to pay, P&I                 ($)
                          constant.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.      4      Max length of 6                         6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the service fee        4      Max length of 6                         6
                          rate as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by        4      Max length of 6                         6
                          the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as reported by      2      No commas(,) or dollar signs           11
                          the Servicer.                                                   ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported by the           2      No commas(,) or dollar signs           11
                          Servicer.                                                       ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.           4      Max length of 6                         6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to calculate a           4      Max length of 6                         6
                          forecasted rate.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the           2      No commas(,) or dollar signs           11
                          beginning of the processing cycle.                              ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end       2      No commas(,) or dollar signs           11
                          of the processing cycle.                                        ($)
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the                MM/DD/YYYY                             10
                          borrower's next payment is due to the Servicer, as
                          reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be applied.              2      No commas(,) or dollar signs           11
                                                                                          ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the first                  MM/DD/YYYY                             10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first curtailment        2      No commas(,) or dollar signs           11
                          amount, if applicable.                                          ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be applied.             2      No commas(,) or dollar signs           11
                                                                                          ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the second                 MM/DD/YYYY                             10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second curtailment       2      No commas(,) or dollar signs           11
                          amount, if applicable.                                          ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.              2      No commas(,) or dollar signs           11
                                                                                          ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the third                  MM/DD/YYYY                             10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment        2      No commas(,) or dollar signs           11
                          amount, if applicable.                                          ($)
------------------------------------------------------------------------------------------------------------------------------------

                                       B-7

PIF_AMT                   The loan "paid in full" amount as reported by the        2      No commas(,) or dollar signs           11
                          Servicer.                                                       ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported by the Servicer.              MM/DD/YYYY                             10
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Action Code Key: 15=Bankruptcy,         2
                                                                                          30=Foreclosure,    , 60=PIF,
ACTION_CODE               The standard FNMA numeric code used to indicate the             63=Substitution, 65=Repurchase,
                          default/delinquent status of a particular loan.                 70=REO
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported        2      No commas(,) or dollar signs           11
                          by the Servicer.                                                ($)
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if             2      No commas(,) or dollar signs           11
                          applicable.                                                     ($)
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.          2      No commas(,) or dollar signs           11
                                                                                          ($)
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if         2      No commas(,) or dollar signs           11
                          applicable.                                                     ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at        2      No commas(,) or dollar signs           11
                          the beginning of the cycle date to be passed                    ($)
                          through to investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at      2      No commas(,) or dollar signs           11
                          the end of a processing cycle.                                  ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the        2      No commas(,) or dollar signs           11
                          Servicer for the current cycle -- only applicable               ($)
                          for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less the             2      No commas(,) or dollar signs           11
                          service fee amount for the current cycle as                     ($)
                          reported by the Servicer -- only applicable for
                          Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by the             2      No commas(,) or dollar signs           11
                          Servicer for the current reporting cycle -- only                ($)
                          applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the service        2      No commas(,) or dollar signs           11
                          fee amount for the current reporting cycle as                   ($)
                          reported by the Servicer -- only applicable for
                          Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower prepays      2      No commas(,) or dollar signs           11
                          on his loan as reported by the Servicer.                        ($)
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived        2      No commas(,) or dollar signs           11
                          by the servicer.                                                ($)
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the Modification for              MM/DD/YYYY                             10
                          the loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                                          Varchar - value can be alpha           30
                                                                                          or numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest           2      No commas(,) or dollar signs           11
                          advances made by Servicer.                                      ($)
------------------------------------------------------------------------------------------------------------------------------------

                                       B-8

--------------------------------------------------------------------------------
EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332 - INSTRUCTION SHEET
--------------------------------------------------------------------------------

              The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.      The Actual Unpaid Principal Balance of the Mortgage Loan. For
        documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.      Accrued Servicing Fees based upon the Scheduled Principal Balance of the
        Mortgage Loan as calculated on a monthly basis. For documentation, an
        Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.   Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13.     The total of lines 1 through 12.

Credits:

14-21.  Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.
        If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the
        Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the
        Bankruptcy Deficiency should be input on line 20.

22.     The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

              Total Realized Loss (or Amount of Any Gain)

23.     The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

--------------------------------------------------------------------------------
EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332
--------------------------------------------------------------------------------

                               CITIMORTGAGE, INC.
                        CALCULATION OF REALIZED LOSS/GAIN

        Prepared by: _____________________         Date: _______________________

        Phone: ___________________________Email Address: _______________________

-----------------------     ---------------------   -----------------------
Servicer Loan No.           Servicer Name           Servicer Address

-----------------------     ---------------------   -----------------------

        CITIMORTGAGE, INC. Loan No. ____________________________________________

        Borrower's
        Name: __________________________________________________________________

        Property
        Address: _______________________________________________________________

        LIQUIDATION AND ACQUISITION EXPENSES:

        (1) Actual Unpaid Principal Balance of Mortgage Loan   $___________ (1)

        (2) Interest accrued at Net Rate                       ____________ (2)

        (3) Accrued Servicing Fees                             ____________ (3)

        (4) Attorney's Fees                                    ____________ (4)

        (5) Taxes                                              ____________ (5)

        (6) Property Maintenance                               ____________ (6)

        (7) MI/Hazard Insurance Premiums                       ____________ (7)

        (8) Utility Expenses                                   ____________ (8)

        (9) Appraisal/BPO                                      ____________ (9)

        (10)   Property Inspections                            ____________ (10)

        (11)   FC Costs/Other Legal Expenses                   ____________ (11)

        (12)   Other (itemize)                                 $___________ (12)

               Cash for Keys__________________________         ____________

               HOA/Condo Fees_________________________         ____________

               _______________________________________         ____________

               _______________________________________         ____________

               TOTAL EXPENSES                                  $___________ (13)

        CREDITS:

        (14)   Escrow Balance                                  $___________ (14)

        (15)   HIP Refund                                      ____________ (15)

        (16)   Rental Receipts                                 ____________ (16)

        (17)   Hazard Loss Proceeds                            ____________ (17)

        (18)   Primary Mortgage Insurance Proceeds             ____________ (18)

        (19)   Pool Insurance Proceeds                         ____________ (19)

        (20)   Proceeds from Sale of Acquired Property         ____________ (20)

                                      B-10

        (21)   Other (itemize)                                 ____________ (21)

               _______________________________________         ____________

               _______________________________________         ____________

               TOTAL CREDITS                                   $___________ (22)

        TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                $___________ (23)

                                      B-11

                                   APPENDIX I

                              Underlying Agreements

           [Please see Exhibits 10.6(A) through (D) of this Form 8-K]